Exhibit 99.1

Intevac, Inc. Investment Presentation Kevin Fairbairn, CEO Charles B. Eddy, CFO May 2003 5/13/03 AeA_KF

Cautionary Disclaimer
During the course of this presentation, we will comment upon future events and make projections about the future financial performance of the Company, including statements related to the Company’s expected sales, product shipments and acceptance, gross margins, operating expenses, profits, cash flow, and income tax expense. We will discuss our products, the markets they address and acceptance of those products by the market. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products and technologies as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update the forward-looking statements made during this presentation.

Intevac Profile
LBO From Varian Associates 1991; IPO 1995
Imaging Business #Photonic Technology Division – Military market focus
– Break through technologies for next generation intensified imaging
#Commercial Imaging Division
– Apply technologies developed for military to commercial applications Equipment Products Business
– Focused on Hard Drive Disk Coating Equipment Market
– Presence in Flat Panel Display Sputtering Equipment Market
– Sold RTP Flat Panel Display Business in 2002

Intevac Opportunity
150 $30.00 125 $25.00 100 $20.00 75 $15.00 50 $10.00 Share Price $ Revenue $ Millions 25 $ 5.00 0 $-
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Revenue Hi Low
NASDAQ NM IVAC Shares Outstanding 12.2M Float 5.7M
Imaging Business # Significant Growth Opportunity # Contract R&D Revenue to Date # Transition to Products 2003/2004
# Very Significant Military Market Post 2005
# Commercial Market (Including Homeland Security) Represents Shorter Term Opportunity Equipment Products Business
# Significant Recovery and Growth Opportunity
# Peak Revenues in ‘97 ($130M) Driven by Hard Disk Drive Capacity Tool Buys
# Market Share Leader
# Installed Base Requires Retooling for Media Technology
# Capacity Tools Required to Support Predicted Growth

Imaging Business
Mission
To Be The Global Leader in Cost Effective Intensified Imaging Products Built Upon:
– Leveraging advances from the digital world to provide cost effective, smart imaging solutions
– Strategic partnerships with major system providers to address multiple markets

Intensified Imaging History
Intevac Founded 1st Airborne LIVAR® Shipment Portable LIVAR®2200 System Night Vision Business Sold
1st Model 120 1st Lowlight $120M Shipments of Camera NightVista™ Gen III Tubes Shipment Camera Shipped ManufacturingDevelopment Beta Manufacturing
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
>$60 Million Spent On Development Of Next Generation Technology

Intensified Imaging Products & Applications
NightVista™ Airborne Laser Anti-Missile Airborne
Photon-Processor™
Solid State Sensor Homeland Security
Ground Vehicle Maritime Manportable Head Mounted Display

Military Intensified Imaging Products
# Military Prefers to Fight In The
Dark
# Military Is Evolving to “Network Centric” Warfare
Information Grid
Sensors Information Objects Command & Control Control
Sensor Grid Shooters Information Negated Objects Shooter Grid
Source: “Observation on the Emergence of Network Centrix Warfare; Stein, Fred P.
Intevac Has Developed Revolutionary Digital Based Intensified Imaging Products That Address These Military Needs

Long Range Imaging LIVAR®
# Covert Target
Identification at Significantly Longer Ranges Compared to IR at the Same Cost Point
# Eye-Safe
# Compact and Light Weight
– Man Portable
LIVAR®2200 – Retrofitable to Existing Targeting Systems

LIVAR® Operational Concept
# Detect
Forward Looking Infra Red Or Radar Or GPS Coordinates
# Range and Illuminate – Eye Safe Laser – Covert # Image – 5x Increase in ID Range # Communicate – Digital Information

LIVAR® 2200

CETS: Cost Effective Targeting System

Airborne Laser Program

Short To Medium Range Night Vision
Today Future (1970’s Technology) Heavy, Cumbersome Light, Compact Direct View (Blinded by Light) Video Output (Day/Night Operation)
Vacuum Tube Technology Solid State Intevac Device Expensive Low Cost, Low Power

Photon-Processor™
Extreme Low Light Level Digital Video Imager
Photoelectrons CMOS Imager Light Photocathode Video Output Photon-Processor™
Uses Electron Bombardment Active Pixel Sensor (EBAPS™) Technology
# Low Cost ##Day/Night Operation
# Patented Technology ##SXGA (1024 X 1280) Resolution
# Camera Electronics On-chip ##Lo
w Power <600 Mw @ 3 VDC

Head-Mounted Cameras
intevac 3560 Bassett Street , Santa Clara CA 95054 For Immediate Release Contact: Charley Eddy, CFO
(408) 496-2259 ceddy@intevac.com
INTEVAC ANNOUNCES CONTRACT WITH SAIC FOR DEVELOPMENT OF A PROTOTYPE INTENSIFIED CMOS CAMERA FOR ARMY HEAD MOUNTED Military HMD DISPLAY APPLICATIONS
Santa Clara, California, October 29, 2002 — Intevac, Inc. (NASDAQ: IVAC) today # Gen III Night Vision Performance announced that it has been awarded an $860,000 contract from SAIC for Coupled with a High Resolution development of a miniature intensified CMOS camera based on Intevac’s Miniature Display EBAPS™ technology. The program is funded by the U.S. Army and is managed by the Night Vision and Electronic Sensors Directorate (NVESD) at Ft. Belvoir, 1 Camera Shipments Q2 03 VA. ##st
# Multiple Customers for Different Programs
$200M Annual Potential Military Market Beginning 2007*

* Company Estimate Military Intensified Imaging Product Pipe Line
ABL LIVAR® $13 Million Airborne Program $42 Million Cost Effective Targeting LIVAR® $150 Million Head Mounted Cameras $1000 + Million Man Portable LIVAR® $200 Million
Vehicle Mounted $20 Million LIVAR® UAV LIVAR® TBD Naval LIVAR® TBD 2003 2004 2005 2006 2007 2008 Technology Engineering & Manufacturing Production Demonstration Development Phase Phase Typical Production Run: 8-10 years $$

Commercialized Intensified Imaging Business
Leveraging Technology Developed for Military both at Intevac and Elsewhere
Large Scale Infrastructure Security Port Authority Infrastructure Support Water Watch Extended Runway Ferry or Tanker Watch Border Control
# LIVAR® Enables Automated Detection and Identification of Potential Threats Over Large Areas
# Available Q4 2003
Extreme Low Light Video Cameras Available Q2 2003
# Addressing Shorter Range Nighttime Security/Surveillance Needs
Total Available Market Estimated at > $700 Million

Equipment Products Business
Mission
To Be the Leading Supplier of Equipment and Services to the Hard Drive Industry Built Upon:
– Winning Our Customer’s Trust By Delivering Timely Results
– Enabling Our Customer to Improve Their Business Results Through Our Product Innovation and Enhancement of Customer Productivity
Opportunity
– The HDD Industry is a $20B Business With Significant Technology and Cost Challenges
• Capital spending is > $1B • Intevac share today is < 5%
• Intevac is well positioned in the HDD industry as our equipment is used by the top 6 manufacturers

Business Opportunity Equipment Products Division
Intevac Founded Limit of MDP 250 Installed Base Launch
Longitudinal Media Technology AFC Perpendicular 3-7 Layers 10 Layers >12 Layers 140 120 MDP 250 New Tools Required #122 Units Shipped > $400 Million 100 #12 Layer
Capacity Technology & Capacity Market Share Leader Upgrade # 80 Potential #$432M Revenue ‘93 -’02
Revenue $Millions) 60 40 MDP 250B 20 0 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
2002 – 2003 Represent A Positive Turning Point

Memory Equipment Outlook
2002/2003 Inflection Point
# First Capacity Buys in 2002 Since 1998 – Quotation activity up
# Analysts Forecasting 25% Growth Over Next 3 Years in Hard Drive Unit Shipments
Hard Drive Shipments
350 100% 90% 300 80% 250 70% pped
Shi 60% 200 Units 50% al 150 Total Drives Ship ped Tot 40% of
Units (Millions) % 100 30% 20% 50 10% Consum er Drives Shipped 0 0%
2000 2001 2002E 2003E 2004E 2005E
Consumer Applications Fuel Growth

Source: TrendFocus & Salomon Smith Barney
Balance Sheet ($ millions)
3/29/03 3/30/02 Cash $23 $14 RM & WIP 6 15 Finished Goods 3 8 Accounts Receivable 6 12 Property, Plant and Equipment 7 8 Other 4 4 Total Assets $49 $61 Accounts Payable and Accruals $ 6 $ 8 Customer Advances 5 16 Convertible Notes due 2004 1 38 Convertible Notes due 2009 30 - Shareholder Equity 7 (1) Liabilities and Shareholders’ Equity $49 $61

Investment Rational Intensified Imaging Products and Business
# Unique Technology to Address Significant and Growing Markets
# Already in Qualification to production Pipeline for Military Products
# Commercial Security and Homeland Defense Provide Additional Opportunity Equipment Products Business
# Served HDD Market is Recovering and Growing
# Market Share Leadership Position
# Significant Market Opportunity to Grow Into Other Applications